     As filed with the Securities and Exchange Commission on July 31, 1997
                                                       Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                             KLA-TENCOR CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                                     04-2564110
          --------                                     ----------
   (State of incorporation)                (I.R.S. Employer Identification No.)

                                 160 RIO ROBLES
                               SAN JOSE, CA 95134
          (Address, including zip code, of principal executive offices)

                             ----------------------

                             1982 STOCK OPTION PLAN
                           (Full Titles of the Plans)

                             ----------------------

                                  LISA C. BERRY
                         VICE PRESIDENT, GENERAL COUNSEL
                           KLA INSTRUMENTS CORPORATION
                                 160 Rio Robles
                               San Jose, CA 95134
                     (Name and address of agent for service)

                                 (408) 468-4200
                     (Telephone number, including area code,
                              of agent for service)

                             ----------------------

                                    Copy to:
                             JUDITH M. O'BRIEN, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304


================================================================================================================================
                                                         CALCULATION OF REGISTRATION FEE
================================================================================================================================
                                                         Proposed Maximum          Proposed Maximum
  Title of Securities to              Amount to be      Offering Price Per        Aggregate offering      Amount of Registration
       be Registered                  Registered              Share(1)                 Price(1)                    Fee
--------------------------------------------------------------------------------------------------------------------------------
 Common Stock, $.001 par               2,501,603             $61.7188                $154,395,935                 $46,787
 value, to be issued
 upon exercise of
 options granted under
 the Amended 1982 Stock
 Option Plan

          Total                        2,501,603             $61.7188                $154,395,935                 $46,787
 ==============================================================================================================================


________________________

       (1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "SECURITIES ACT") solely for the purpose of calculating the registration fee, based on the average between the high and low price of the Registrant's stock as reported in the Nasdaq National Market on July 29, 1997.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         KLA-Tencor Corporation (the "REGISTRANT" or the "COMPANY") hereby incorporates by reference in this registration statement the following documents:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (File No. 000-09992) pursuant to
                 Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the latest fiscal year covered by the document referred to in (a) above.

         (c) The description of the Registrant's Common Stock as set forth in the Registration Statement filed by the Registrant on Form 8-A on March 29, 1989 (File No. 000-09992) pursuant to Section 12(g) of the Exchange Act and any amendments or reports thereto filed with the Securities and Exchange Commission for the purpose of updating such description including Amendment No. 1 to Form 8-A filed September 25, 1995 and Amendment No. 2 to Form 8-A filed September 24, 1996.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         The class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Inapplicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor...[by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

         The Company's Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The Amended and Restated Certificate of Incorporation also provides that no amendment or repeal of such provision shall apply to or have any effect on the right to indemnification permitted thereunder with respect to claims arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal whether asserted before or after such amendment or repeal.

         The Company's Bylaws provide that the Company shall indemnify to the full extent permitted by the DGCL each of its directors, officers, employees and other agents against expenses actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the Company.

         The Company has entered into indemnification agreements with its directors and executive officers and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Inapplicable.

ITEM 8.  EXHIBITS

         See Exhibit Index.

ITEM 9.  UNDERTAKINGS

         (a)     The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on July 31, 1997.


                                            KLA-TENCOR CORPORATION


                                            By:  /s/ LISA C. BERRY
                                                 -----------------------------
                                                 Lisa C. Berry,
                                                 Vice President and
                                                 General Counsel

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth Levy and Lisa C. Berry, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his or her substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                    Title                        Date
             ---------                                    -----                        ----
/s/ Kenneth Levy                              Chairman of the Board and           July 31, 1997
--------------------------------              Director
Kenneth Levy


/s/ Jon D. Tompkins                           Chief Executive Officer and         July 31, 1997
--------------------------------              Director
Jon D. Tompkins                               (Principal Executive Officer)


/s/ Kenneth L. Schroeder                      President, Chief Operating          July 31, 1997
--------------------------------              Officer and Director
Kenneth L. Schroeder


/s/ Robert J. Boehlke                         Vice President, Administration      July 31, 1997
--------------------------------              and Finance, and Chief Financial
Robert J. Boehlke                             Officer (Principal Financial and
                                              Accounting Officer)

/s/ James W. Bagley                           Director                            July 31, 1997
--------------------------------
James W. Bagley

/s/ Edward W. Barnholt                        Director                            July 31, 1997
--------------------------------
Edward W. Barnholt

/s/ Leo J. Chamberlain                        Director                            July 31, 1997
--------------------------------
Leo J. Chamberlain

/s/ Richard J. Elkus, Jr.                     Director                            July 31, 1997
--------------------------------
Richard J. Elkus, Jr.

/s/ Dean O. Morton                            Director                            July 31, 1997
--------------------------------
Dean O. Morton

/s/ Yoshio Nishi                              Director                            July 31, 1997
--------------------------------
Yoshio Nishi

/s/ Samuel Rubinovitz                         Director                            July 31, 1997
--------------------------------
Samuel Rubinovitz

/s/ Dag Tellefsen                             Director                            July 31, 1997
--------------------------------
Dag Tellefsen

/s/ Lida Urbanek                              Director                            July 31, 1997
--------------------------------
Lida Urbanek

                          KLA INSTRUMENTS CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS


 Exhibit
  Number                                 Description
------------              -------------------------------------------------

     4.1*                 Certificate of Incorporation, as amended.

     4.2**                Bylaws of the Registrant, as amended.

     4.3*** Amended and Restated Rights Agreement dated as of August 30, 1995 between the Registrant and The First National Bank of Boston, as Rights Agent.

     5.1                  Opinion re: legality

     10.74+               Restated 1982 Stock Option Plan, as amended on
                          November 18, 1996.

     23.1                 Consent of Counsel (included in Exhibit 5.1)

     23.2                 Consent of Independent Accountants

     24.1                 Power of Attorney (see Page II-5)

_______________________________

         * Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-4, dated March 11, 1997 (Commission File No. 333-23075).

         ** Incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8, dated May 8, 1997 (Commission File No. 333-26681).

         *** Incorporated by reference to the Registrant's report on Form 8-A/A Amendment No. 1 to the Registration Statement on Form 8-A (filed September 24, 1996, Commission File No. 000-9992).

         + Incorporated by reference to Exhibit 10.74 to the Registrant's Registration Statement on Form S-8, dated March 7, 1997. (Commission File No. 333-22941)